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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report:  March 6, 1997

                             Washington Mutual, Inc.
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             (Exact Name of Registrant as specified in its charter)

                                   Washington
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    0-25188                                                    91-1653725
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Commission File Number                                    IRS Identification No.

          1201 Third Avenue, Seattle, Washington              98101
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          Address of Principal Executive Office            Postal Code

                                  206-461-2000
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                Registrant's telephone number including area code


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On March 5, 1997, the Company and its wholly-owned subsidiary New American Capital Inc. ("NACI") entered into an Agreement of Merger with Great Western Financial Corporation ("Great Western"), whereby Great Western would be merged with and into NACI. A summary of the transaction is included in the press release issued to announce the transaction which is included herein as Exhibit 7(c).1.

Forward-Looking Statements; Factors to Consider

         Exhibit 7(c).2 includes forward-looking statements regarding each of the Company, Great Western and the combined company following the merger. Set forth below are factors which may cause actual results of operations of the combined company to vary materially from the forward-looking statements contained therein.

         Interest Rate Risk. Each of the Company and Great Western realizes its income principally from the differential between the interest earned on loans, investments and other interest-earning assets, and the interest paid on deposits, borrowings and other interest-bearing liabilities. Net interest spreads are affected by the difference between the repricing characteristics of interest-


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earning assets and deposits and other liabilities. Loan volumes and yields, as well as those of investments, deposits and borrowings, are affected by market interest rates. Generally, the Company will experience increased interest rate spreads during periods of downward interest rate movement and decreased interest rate spreads during periods of upward interest rate movement, even though a substantial portion of its loan portfolio consists primarily of adjustable-rate mortgages ("ARMs") since the adjustments in the interest rates on the ARMs tend to lag changes in the Company's cost of funds. To the extent that interest rates generally are increasing during the period to which the forward- looking statements apply, the combined company's actual interest rate spread, and thus net income, may be materially less than set forth in the forward-looking statements.

         Operational Issues; Management. In December 1996, through a merger with Keystone Holdings, Inc., the Company acquired American Savings Bank ("ASB"), which at that time was an institution of comparable size to the Company. As a result of the acquisition of ASB, the Company acquired substantial operations in California, where it had not operated prior to the acquisition of ASB, and became one of the largest depositary institutions and mortgage originators in California. Upon consummation of the merger with Great Western, it is anticipated that Great Western's wholly-owned subsidiary, Great Western Bank ("GW Bank"), will be merged into ASB. While Washington Mutual believes that the integration of ASB's operations into the Company is proceeding as anticipated, the integration of Great Western and ASB may pose difficulties that could adversely affect the results of operations of the combined company. In addition, the merger with Great Western will bring 120 branch locations in Florida with $7.1 billion in deposits and 129 retail mortgage offices and 36 wholesale offices in 27 states, areas where Washington Mutual has limited operating experience.

         The forward-looking statements assume that following the merger the combined company will be able to retain a greater percentage of loan originations than either Washington Mutual or Great Western could on a stand-alone basis, which it is anticipated will increase net income. To the extent that the combined company is not able to retain loans in its portfolio at the levels assumed in the forward-looking statements, the estimates of future net income contained therein may differ materially from actual results.

         The forward-looking statements include estimates of cost savings which will be available from consolidation of branches and loan offices and certain corporate and administrative operations. No assurance can be given that the cost savings included as part of the forward-looking statements which are anticipated through the consolidation of retail branch and loan offices and administrative functions of ASB and GW Bank will be achieved or will occur in the time periods anticipated as a result of difficulties in consolidating operations. In addition, when retail branches are


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consolidated or closed, financial institutions often lose customers and deposits as a result. While Washington Mutual has not experienced significant customer or deposit loss after previous business combinations, to the extent that the combined company loses customers or deposits in excess of that anticipated, the operations of the Company could be materially adversely affected, particularly in the short term. The forward-looking statements assume that the deposit base of both the Company and GW Bank will remain substantially intact and grow at historical rates during the period presented in the forward-looking statements. To the extent that the change in ownership of Great Western, the consolidation of branches of GW Bank and ASB or other factors result in either a temporary or long-term loss of deposits, actual results of operations may vary materially from the forward-looking information presented.

         The forward-looking statements assume an increase in fee income from the Company's consumer banking operations. The sources of these fee increases include revised overdraft policies in accordance with Washington Mutual's current programs, implementation of free checking throughout the Great Western system and improved revenues in financial services subsidiaries. Washington Mutual management at the holding company level has limited operating experience in California, where the greatest expansion of consumer banking activities is expected to occur. Accordingly, there can be no assurance that the combined company's emphasis on consumer banking activities will be successful in the California market or that any increase in fee income anticipated by the forward-looking statements will be achieved.

         A major asset of Great Western is its consumer finance company subsidiary, Aristar. Washington Mutual has little experience in operating a consumer finance company. The ability of the Company following the merger to operate efficiently in this area, at least in the short term, will be enhanced by its ability to retain existing management personnel of Aristar. The President of Aristar, however, has announced that he is retiring. If Washington Mutual is not able to retain other key management personnel of Aristar, results of operation of Aristar could be materially adversely affected, which could materially affect the earnings contribution of Aristar for purposes of the forward-looking statements.

         The ability of the combined company to operate efficiently, at least in the short term, will depend in part on the ability to retain existing management personnel. If the Company is not able to retain a substantial number of key management personnel of Great Western, the consolidation of the two companies may be more time-consuming, difficult and expensive, and may negatively affect the predicted cost savings.


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         Concentration of Operations in California. At December 31, 1996,
approximately 50% of Washington Mutual's loan portfolio and approximately 63% of Great Western's loan portfolio were secured by real estate in California. Following the merger, on a pro forma basis, approximately 56% of the Company's loan portfolio will consist of loans secured by California real estate. In addition, at December 31, 1996, on a pro forma basis, approximately 66% of the combined company's retail deposits were on deposit at branches in California. As a result, the financial condition and results of operations of the Company following the merger will be subject to general economic conditions, and particularly the conditions in the single-family and multi-family residential markets, in California and, to a lesser extent, Washington and Oregon. The forward- looking statements assume that there is no material adverse change in the general economic conditions in the Company's primary market areas. If economic conditions generally, or in California in particular, worsen or if the market for residential real estate declines, the Company may suffer decreased net income or losses associated with higher default rates and decreased collateral values on its existing portfolio, and may not be able to originate the volume of high quality single-family or multi-family residential mortgage loans or achieve the level of deposits and mutual fund assets currently projected.

         The California economy and its real estate market showed signs of recovery in 1994, 1995 and 1996 from the recessionary levels of the early 1990's, and consequently ASB's and GW Bank's delinquencies, non-performing assets and loss provisions improved from earlier periods. The forward-looking statements regarding the Company's results of operations assume that the California economy and real estate market will continue the trend of improvement. A worsening of current economic conditions or a significant decline in real estate values in California could cause actual results to vary materially from the forward-looking statements.

         Competition. Washington Mutual and Great Western both face significant competition both in attracting and retaining deposits and in making loans in all of their respective markets. The most direct competition has historically come from other thrift institutions, credit unions and commercial banks doing business in their primary market areas of California, Washington, Oregon and Florida. As with all banking organizations, however, both Washington Mutual and Great Western have experienced increasing competition from nonbanking sources, including mutual funds, corporate and government debt securities and other investment alternatives. Competition for loans comes principally from other thrift institutions, commercial banks, mortgage banking companies, consumer finance companies, credit unions, insurance companies and other institutional lenders. Many of these competitors have significant financial resources, larger market share and greater name recognition than either Washington Mutual or Great Western. The existence of such competitors may make it difficult for


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Washington Mutual to achieve the financial results reflected in the forward-looking statements.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)      1.       Press Release dated March 5, 1997
              2.       Presentation to investment analysts at a meeting on
                       March 6, 1997

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             WASHINGTON MUTUAL, INC.



Date:  March 5, 1997                     By:      /s/ Kerry K. Killinger
                                                  ------------------------------
                                                  Kerry K. Killinger
                                                  President and Chief Executive
                                                  Officer


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                               EXHIBIT INDEX


99.1        Press Release dated March 5, 1997
99.2 Presentation to investment analysts at a meeting on March 6, 1997